EXHIBIT 10.14.1

                               HOWELL CORPORATION
                         DEFERRED COMPENSATION AGREEMENT



      THIS DEFERRED COMPENSATION AGREEMENT (the "Agreement"), dated as of December 1, 2001 ("Effective Date"), is by and between Howell Corporation, a Delaware corporation (the "Company"), and Richard K. Hebert (the "Executive").

                               WITNESSETH THAT:

      In consideration of the agreements hereinafter contained the parties hereto agree as follows:

I.    Employment.  Until  Executive's  employment with the Company  terminates,
      ----------
      the Company agrees to employ the Executive and the Executive agrees to be employed by the Company.

II. Benefits. In addition to the base salary, equity based compensation and other benefits provided to Executive by the Company in consideration of his employment, Executive may earn up to $600,000 ("Maximum Benefit Amount") during a forty-nine (49) month period commencing on the Effective Date ("Measurement Period"). The "Benefit" to be paid Executive under this Agreement is calculated as follows:

A.    At the end of each calendar year during the  Measurement  Period  (except for any calendar year in which occurs or follows a Change in Control as defined in Section 3), the Compensation Committee of the Board of Directors of the Company ("Committee") shall evaluate the Company's performance for such calendar year using criteria as it may determine from time to time in its sole discretion. The Committee shall give the Company a rating of either 1, 2, 3, 4, or 5 for such calendar year based on its evaluation, and such rating shall be given by the Committee in its sole discretion. For each rating made by the Committee, the Executive shall earn a percentage ("Percentage") of the Maximum Benefit Amount as set forth in the following schedule:

                Rating             Percentage
                ------             ----------
                  1                 33-1/3%
                  2                   25%
                  3                   20%
                4 or 5                 0%

B.    In each calendar year, the Committee shall add the Percentages  earned by the Executive for the current calendar year and each of the prior calendar years during the Measurement Period. If the sum of such Percentages equals or exceeds 100%, the Company shall pay Executive the Maximum Benefit Amount in one lump sum payment no later than the business day coincident with or immediately preceding the March 15 following the end of such calendar year. If at the end of Measurement Period, the Executive is not entitled to any Benefit set forth in the preceding sentence, then the Company shall pay Executive no later than the business day coincident with or immediately preceding the March 15 following the end of the
           Measurement Period an amount in one lump sum payment equal to the sum of the Percentages earned during the Measurement Period multiplied by the Maximum Benefit Amount. Upon any of the payments set forth in this Section 2(b) being made, this Agreement shall terminate, and the Company shall have no further obligations hereunder. Notwithstanding anything in this Section to the contrary, for any calendar year during the Measurement Period except the last, if the sum of the Percentages earned does not exceed 100%, the Company shall pay no Benefit hereunder.

C.    Except as  otherwise  provided in this  Section  2(c),  if,  prior to the
           March 15 on which a payment is to be made to Executive as set forth in Section 2(b) above, the Executive's employment terminates, the Company shall be obligated to make such payment to the Executive or his beneficiary as set forth in Section 6. If, prior to the March 15 on which a payment is to be made to Executive as set forth in
           Section 2(b) above, the Executive's employment is terminated by the Company "For Cause" (as defined below) or if the Executive voluntarily terminates his employment with the Company, this Agreement shall immediately terminate, and the Company shall have no further obligations hereunder, including the payment of all or any portion of the Maximum Benefit Amount.

           As used in this Agreement, the term "For Cause" means (i) willful misconduct by Executive of his duties as an employee, officer or director of the Company, (ii) gross neglect by Executive of his duties as an employee, officer or director of the Company, which continues for more than thirty (30) days after Executive's receipt of written notice from the Board to Executive specifically identifying the gross negligence of Executive and directing Executive to discontinue the same, (iii) the conviction of the Executive of a crime constituting a felony, or (iv) the commission by Executive of an act, other than an act taken in good faith within the course and scope of Executive's employment, which is directly detrimental to the Company and exposes the Company to material liability.

III.  Change in Control.
      -----------------

A. If the Executive is not otherwise due and owed the Maximum Benefit Amount pursuant to Section 2(b), then upon the occurrence of a Change in Control (as defined below in Section 3) during the Measurement Period, the Company or its successor shall pay to the Executive the Maximum Benefit Amount as follows:

1. Within fifteen (15) days of the occurrence of a Change in Control, the Company or its successor shall pay Executive an amount in one lump sum payment equal to the sum of the Percentages earned (as provided in Section 2) prior to the Change in Control multiplied by the Maximum Benefit Amount.

2.    If the Company or its successor  terminates  the  Executive's  employment for any reason other than For Cause or if the Executive voluntarily terminates his employment with the Company for "Good Reason" (as defined in Exhibit "A" attached hereto), the Company or its successor shall pay the Executive an amount in one lump sun payment equal to the Maximum Benefit Amount less the amount (if any) paid under Section 3(a)(i) above, within fifteen (15) days of the occurrence of such termination of employment.

3. If the Executive remains employed by the Company or its successor until the last day of the Measurement Period, the Company or its successor shall pay the Executive an amount in one lump sum payment equal to the Maximum Benefit Amount less the amount (if any) paid under Section 3(a)(i) above, no later than the business day coincident with or immediately preceding the March 15 following the end of such calendar year.

4. If, prior to the last day of the Measurement Period, the Executive's employment is terminated by the Company or its successor For Cause or the Executive voluntarily terminates his employment with the Company or its successor other than for Good Reason, this Agreement shall immediately terminate, and the Company or its successor shall have no further obligation hereunder, including the payment of all or any portion of the Maximum Benefit Amount.

5. Upon any of the payments set forth in Sections 3(a)(ii) and (iii) above being made, this Agreement shall terminate, and the Company or its successor thereto shall have no further obligations hereunder.

B.    As used herein,  the term "Change in Control"  shall mean the  occurrence with respect to the Company of any of the following events:

1.    a report  on  Schedule  13D is filed  with the  Securities  and  Exchange
             Commission (the "SEC") pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of 40% or more of the outstanding shares of common stock of the Company or the combined voting power of the then outstanding securities of the Company;

2.           a report is filed by the Company disclosing a response to either
             Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, Item 1 of Form 8-K promulgated under the Exchange Act, or any successor or similar reporting requirement hereafter promulgated by the SEC;

3.    any  person,  entity or group  (within the  meaning of  Section 13(d)  or
             14(d) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), shall purchase securities pursuant to a tender offer or exchange offer to acquire any common stock of the Company (or securities convertible into common stock) for cash, securities or any other consideration, provided that after consummation of the offer, the person, entity or group in question is the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of 40% or more of the combined voting power of the then outstanding securities of the Company (as determined under paragraph (d) of Rule 13d-3 promulgated under the Exchange Act, in the case of rights to acquire common stock);

4.    the stockholders of the Company shall approve:

a.    any merger, consolidation, or reorganization of the Company:

i.    in which the Company is not the continuing or surviving corporation;

ii.   pursuant  to  which  shares  of  common  stock  of the  Company  would be converted into cash, securities or other property;

iii.  with  a  corporation  which  prior  to  such  merger,  consolidation,  or reorganization owned 20% or more of the combined voting power of the then outstanding securities of the Company; or

iv.   in which the Company will not survive as an  independent,  publicly owned corporation;

b.    any sale,  lease,  exchange or other  transfer (in one  transaction  or a series of related transactions) of all or substantially all the assets of the Company; or

c.    any liquidation or dissolution of the Company;

5.    the  stockholders  of the Company shall approve a merger,  consolidation, reorganization, recapitalization, exchange offer, purchase of assets or other transaction after the consummation of which any person, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act) would own beneficially in excess of 40% of the outstanding shares of common stock of the Company or in excess of 40% of the combined voting power of the then outstanding securities of the Company; or

6. during any period of two consecutive years, the individuals who at the beginning of such period constituted the Board cease for any reason to constitute a majority of the Board, unless the election or nomination for election by the Company's stockholders of each new director during any such two-year period was approved by the vote of two-thirds of the directors then still in office who were directors at the beginning of such two-year period.


IV.   No  Funding  Requirement.  Nothing  contained  in this  Agreement  and no
      ------------------------
      action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Executive, his designated beneficiary or any other person. Any funds which may be invested under the provisions of this Agreement shall continue for all purposes to be a part of the general funds of the Company and no person other than the Company shall by virtue of the provisions of this Agreement have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

V. Non-Alienation. The right of the Executive or any other person to the payment of the Benefit or other benefits under this Agreement shall not be assigned, transferred, pledged or encumbered except by will or by the laws of descent and distribution.

VI.   Beneficiaries.  If the Board of Directors  of the Company  (the  "Board")
      -------------
      shall find that any person to whom any payment is payable under this Agreement is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Board to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Board may determine. Any such payment shall be a complete discharge of the liabilities of the Company under this Agreement.

VII.  Miscellaneous.
      -------------

A.    Nothing  contained  herein  shall be  construed  as  conferring  upon the
           Executive the right to continue in the employ of the Company as an executive or in any other capacity.

B. The Benefit payable under this Agreement shall not be deemed salary or other compensation to the Executive for the purpose of computing benefits to which he may be entitled under any pension plan or other arrangement of the Company for the benefit of its employees.

C.    The  Committee   shall  have  full  power  and  authority  to  interpret,
           construe,   and  administer   this  Agreement  and  the  Committee's
           interpretations and construction thereof, shall be binding and conclusive on all persons for all purposes. No member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement unless attributable to his own willful misconduct or lack of good faith.


D. Any questions as to whether and when there has been a termination of employment and the cause of such termination shall be determined by the Committee, and its determination shall be final.

E.    This  Agreement  shall be  binding  upon and inure to the  benefit of the
           Company, its successors and assigns, and the Executive and his heirs, executors, administrators, and legal representatives.

F.    This Agreement  shall be construed in accordance with and governed by the law of the State of Delaware.


      In WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers and has hereunto set his hand as of the date first above written.

                          HOWELL CORPORATION


                          /s/ DONALD W. CLAYTON
                          -------------------------------
                          Donald W. Clayton
                          Chairman of the Board of Directors


                          EXECUTIVE


                          /s/ RICHARD K. HEBERT
                          -------------------------------
                          Richard K. Hebert

                                      EXHIBIT A

                               GOOD REASON TERMINATION


           For all purposes of this Exhibit A, Company shall include any successor thereto. As used in the Agreement, the term "Good Reason" means a determination by Executive that any one or more of the following events has occurred:

(i) a material diminution in the nature of Executive's office or position, including, but not limited to, his authorities, duties, responsibilities or status (including offices, titles or reporting requirements), from those in effect prior to a Change in Control; or

(ii) the relocation of Executive's place of employment to a location in excess of fifty (50) miles from the place of Executive's employment prior to a Change in Control, except for required travel on Company business to an extent substantially equivalent to Executive's business travel obligations prior to a Change in Control; or

(iii) any reduction by the Company of Executive's Base Salary, or a material reduction in his bonus, profit sharing or other incentive benefits, from those in effect prior to a Change in Control; or

(iv) the failure by the Company to increase Executive's Base Salary in a manner consistent (both as to frequency and percentage increase) with
           (A) the Company's practices in effect prior to a Change in Control with respect to similarly positioned employees or (B) the Company's practices implemented subsequent to the Change in Control with respect to similarly positioned employees, whichever is more favorable to Executive; or

(v)   the  failure  of  the   Company  to   continue   in  effect   Executive's
           participation in (A) the Company's employee benefit plans, programs, arrangements and policies, at a level substantially equivalent in value to and on a basis consistent with the relative levels of participation of other similarly positioned employees, as in effect prior to a Change in Control or (B) the Company's employee benefit plans, programs, arrangements, and policies implemented subsequent to the Change in Control with respect to similarly positioned employees, whichever is more favorable to Executive; or

(vi) the failure of the Company to obtain from a successor (including a successor to a material portion of the business or assets of the Company) a satisfactory assumption in writing of the Company's obligations under the Agreement; or

(ii) failure of the Company (A) to advance expenses to or for the benefit of Executive pursuant to a request made by Executive in conformity with the provisions of any indemnity agreement between the Company and Executive or (B) to indemnify Executive pursuant to the provisions of any indemnity agreement between Company and Executive or any charter or the bylaw provisions; or

(iii) the failure of the Company to continue to provide Executive with office space, related facilities, and support personnel (including, but not limited to, administrative and secretarial assistance) that are both commensurate with the office or position and Executive's responsibilities to and position with the Company prior to a Change in Control and not materially dissimilar to the office space, related facilities, and support personnel provided to other key executive officers of the Company; or

(iv) the Company notifies Executive of the Company's intention not to observe or perform one or more of the obligations of the Company under this Agreement.

                                                                 EXHIBIT 10.14.2

                               HOWELL CORPORATION
                         DEFERRED COMPENSATION AGREEMENT



      THIS DEFERRED COMPENSATION AGREEMENT (the "Agreement"), dated as of December 1, 2001 ("Effective Date"), is by and between Howell Corporation, a Delaware corporation (the "Company"), and Robert T. Moffett (the "Executive").

                               WITNESSETH THAT:

      In consideration of the agreements hereinafter contained the parties hereto agree as follows:

I.    Employment.  Until  Executive's  employment with the Company  terminates,
      ----------
      the Company agrees to employ the Executive and the Executive agrees to be employed by the Company.

II. Benefits. In addition to the base salary, equity based compensation and other benefits provided to Executive by the Company in consideration of his employment, Executive may earn up to $450,000 ("Maximum Benefit Amount") during a forty-nine (49) month period commencing on the Effective Date ("Measurement Period"). The "Benefit" to be paid Executive under this Agreement is calculated as follows:

A.    At the end of each calendar year during the  Measurement  Period  (except for any calendar year in which occurs or follows a Change in Control as defined in Section 3), the Compensation Committee of the Board of Directors of the Company ("Committee") shall evaluate the Company's performance for such calendar year using criteria as it may determine from time to time in its sole discretion. The Committee shall give the Company a rating of either 1, 2, 3, 4, or 5 for such calendar year based on its evaluation, and such rating shall be given by the Committee in its sole discretion. For each rating made by the Committee, the Executive shall earn a percentage ("Percentage") of the Maximum Benefit Amount as set forth in the following schedule:

                Rating             Percentage
                ------             ----------
                  1                 33-1/3%
                  2                   25%
                  3                   20%
                4 or 5                 0%

B.    In each calendar year, the Committee shall add the Percentages  earned by the Executive for the current calendar year and each of the prior calendar years during the Measurement Period. If the sum of such Percentages equals or exceeds 100%, the Company shall pay Executive the Maximum Benefit Amount in one lump sum payment no later than the business day coincident with or immediately preceding the March 15 following the end of such calendar year. If at the end of Measurement Period, the Executive is not entitled to any Benefit set forth in the preceding sentence, then the Company shall pay Executive no later than the business day coincident with or immediately preceding the March 15 following the end of the
           Measurement Period an amount in one lump sum payment equal to the sum of the Percentages earned during the Measurement Period multiplied by the Maximum Benefit Amount. Upon any of the payments set forth in this Section 2(b) being made, this Agreement shall terminate, and the Company shall have no further obligations hereunder. Notwithstanding anything in this Section to the contrary, for any calendar year during the Measurement Period except the last, if the sum of the Percentages earned does not exceed 100%, the Company shall pay no Benefit hereunder.

C.    Except as  otherwise  provided in this  Section  2(c),  if,  prior to the
           March 15 on which a payment is to be made to Executive as set forth in Section 2(b) above, the Executive's employment terminates, the Company shall be obligated to make such payment to the Executive or his beneficiary as set forth in Section 6. If, prior to the March 15 on which a payment is to be made to Executive as set forth in
           Section 2(b) above, the Executive's employment is terminated by the Company "For Cause" (as defined below) or if the Executive voluntarily terminates his employment with the Company, this Agreement shall immediately terminate, and the Company shall have no further obligations hereunder, including the payment of all or any portion of the Maximum Benefit Amount.

           As used in this Agreement, the term "For Cause" means (i) willful misconduct by Executive of his duties as an employee, officer or director of the Company, (ii) gross neglect by Executive of his duties as an employee, officer or director of the Company, which continues for more than thirty (30) days after Executive's receipt of written notice from the Board to Executive specifically identifying the gross negligence of Executive and directing Executive to discontinue the same, (iii) the conviction of the Executive of a crime constituting a felony, or (iv) the commission by Executive of an act, other than an act taken in good faith within the course and scope of Executive's employment, which is directly detrimental to the Company and exposes the Company to material liability.

III.  Change in Control.
      -----------------

A. If the Executive is not otherwise due and owed the Maximum Benefit Amount pursuant to Section 2(b), then upon the occurrence of a Change in Control (as defined below in Section 3) during the Measurement Period, the Company or its successor shall pay to the Executive the Maximum Benefit Amount as follows:

1. Within fifteen (15) days of the occurrence of a Change in Control, the Company or its successor shall pay Executive an amount in one lump sum payment equal to the sum of the Percentages earned (as provided in Section 2) prior to the Change in Control multiplied by the Maximum Benefit Amount.

2.    If the Company or its successor  terminates  the  Executive's  employment for any reason other than For Cause or if the Executive voluntarily terminates his employment with the Company for "Good Reason" (as defined in Exhibit "A" attached hereto), the Company or its successor shall pay the Executive an amount in one lump sun payment equal to the Maximum Benefit Amount less the amount (if any) paid under Section 3(a)(i) above, within fifteen (15) days of the occurrence of such termination of employment.

3. If the Executive remains employed by the Company or its successor until the last day of the Measurement Period, the Company or its successor shall pay the Executive an amount in one lump sum payment equal to the Maximum Benefit Amount less the amount (if any) paid under Section 3(a)(i) above, no later than the business day coincident with or immediately preceding the March 15 following the end of such calendar year.

4. If, prior to the last day of the Measurement Period, the Executive's employment is terminated by the Company or its successor For Cause or the Executive voluntarily terminates his employment with the Company or its successor other than for Good Reason, this Agreement shall immediately terminate, and the Company or its successor shall have no further obligation hereunder, including the payment of all or any portion of the Maximum Benefit Amount.

5. Upon any of the payments set forth in Sections 3(a)(ii) and (iii) above being made, this Agreement shall terminate, and the Company or its successor thereto shall have no further obligations hereunder.

B.    As used herein,  the term "Change in Control"  shall mean the  occurrence with respect to the Company of any of the following events:

1.    a report  on  Schedule  13D is filed  with the  Securities  and  Exchange
             Commission (the "SEC") pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of 40% or more of the outstanding shares of common stock of the Company or the combined voting power of the then outstanding securities of the Company;

2.           a report is filed by the Company disclosing a response to either
             Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, Item 1 of Form 8-K promulgated under the Exchange Act, or any successor or similar reporting requirement hereafter promulgated by the SEC;

3.    any  person,  entity or group  (within the  meaning of  Section 13(d)  or
             14(d) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), shall purchase securities pursuant to a tender offer or exchange offer to acquire any common stock of the Company (or securities convertible into common stock) for cash, securities or any other consideration, provided that after consummation of the offer, the person, entity or group in question is the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of 40% or more of the combined voting power of the then outstanding securities of the Company (as determined under paragraph (d) of Rule 13d-3 promulgated under the Exchange Act, in the case of rights to acquire common stock);

4.    the stockholders of the Company shall approve:

a.    any merger, consolidation, or reorganization of the Company:

i.    in which the Company is not the continuing or surviving corporation;

ii.   pursuant  to  which  shares  of  common  stock  of the  Company  would be converted into cash, securities or other property;

iii.  with  a  corporation  which  prior  to  such  merger,  consolidation,  or reorganization owned 20% or more of the combined voting power of the then outstanding securities of the Company; or

iv.   in which the Company will not survive as an  independent,  publicly owned corporation;

b.    any sale,  lease,  exchange or other  transfer (in one  transaction  or a series of related transactions) of all or substantially all the assets of the Company; or

c.    any liquidation or dissolution of the Company;

5.    the  stockholders  of the Company shall approve a merger,  consolidation, reorganization, recapitalization, exchange offer, purchase of assets or other transaction after the consummation of which any person, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act) would own beneficially in excess of 40% of the outstanding shares of common stock of the Company or in excess of 40% of the combined voting power of the then outstanding securities of the Company; or

6. during any period of two consecutive years, the individuals who at the beginning of such period constituted the Board cease for any reason to constitute a majority of the Board, unless the election or nomination for election by the Company's stockholders of each new director during any such two-year period was approved by the vote of two-thirds of the directors then still in office who were directors at the beginning of such two-year period.


IV.   No  Funding  Requirement.  Nothing  contained  in this  Agreement  and no
      ------------------------
      action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Executive, his designated beneficiary or any other person. Any funds which may be invested under the provisions of this Agreement shall continue for all purposes to be a part of the general funds of the Company and no person other than the Company shall by virtue of the provisions of this Agreement have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

V. Non-Alienation. The right of the Executive or any other person to the payment of the Benefit or other benefits under this Agreement shall not be assigned, transferred, pledged or encumbered except by will or by the laws of descent and distribution.

VI.   Beneficiaries.  If the Board of Directors  of the Company  (the  "Board")
      -------------
      shall find that any person to whom any payment is payable under this Agreement is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Board to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Board may determine. Any such payment shall be a complete discharge of the liabilities of the Company under this Agreement.

VII.  Miscellaneous.
      -------------

A.    Nothing  contained  herein  shall be  construed  as  conferring  upon the
           Executive the right to continue in the employ of the Company as an executive or in any other capacity.

B. The Benefit payable under this Agreement shall not be deemed salary or other compensation to the Executive for the purpose of computing benefits to which he may be entitled under any pension plan or other arrangement of the Company for the benefit of its employees.

C.    The  Committee   shall  have  full  power  and  authority  to  interpret,
           construe,   and  administer   this  Agreement  and  the  Committee's
           interpretations and construction thereof, shall be binding and conclusive on all persons for all purposes. No member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement unless attributable to his own willful misconduct or lack of good faith.


D. Any questions as to whether and when there has been a termination of employment and the cause of such termination shall be determined by the Committee, and its determination shall be final.

E.    This  Agreement  shall be  binding  upon and inure to the  benefit of the
           Company, its successors and assigns, and the Executive and his heirs, executors, administrators, and legal representatives.

F.    This Agreement  shall be construed in accordance with and governed by the law of the State of Delaware.


      In WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers and has hereunto set his hand as of the date first above written.

                          HOWELL CORPORATION


                          /s/ DONALD W. CLAYTON
                          -------------------------------
                          Donald W. Clayton
                          Chairman of the Board of Directors


                          EXECUTIVE


                          /s/ ROBERT T. MOFFETT
                          -------------------------------
                          Robert T. Moffett

                                      EXHIBIT A

                               GOOD REASON TERMINATION


           For all purposes of this Exhibit A, Company shall include any successor thereto. As used in the Agreement, the term "Good Reason" means a determination by Executive that any one or more of the following events has occurred:

(i) a material diminution in the nature of Executive's office or position, including, but not limited to, his authorities, duties, responsibilities or status (including offices, titles or reporting requirements), from those in effect prior to a Change in Control; or

(ii) the relocation of Executive's place of employment to a location in excess of fifty (50) miles from the place of Executive's employment prior to a Change in Control, except for required travel on Company business to an extent substantially equivalent to Executive's business travel obligations prior to a Change in Control; or

(iii) any reduction by the Company of Executive's Base Salary, or a material reduction in his bonus, profit sharing or other incentive benefits, from those in effect prior to a Change in Control; or

(iv) the failure by the Company to increase Executive's Base Salary in a manner consistent (both as to frequency and percentage increase) with
           (A) the Company's practices in effect prior to a Change in Control with respect to similarly positioned employees or (B) the Company's practices implemented subsequent to the Change in Control with respect to similarly positioned employees, whichever is more favorable to Executive; or

(v)   the  failure  of  the   Company  to   continue   in  effect   Executive's
           participation in (A) the Company's employee benefit plans, programs, arrangements and policies, at a level substantially equivalent in value to and on a basis consistent with the relative levels of participation of other similarly positioned employees, as in effect prior to a Change in Control or (B) the Company's employee benefit plans, programs, arrangements, and policies implemented subsequent to the Change in Control with respect to similarly positioned employees, whichever is more favorable to Executive; or

(vi) the failure of the Company to obtain from a successor (including a successor to a material portion of the business or assets of the Company) a satisfactory assumption in writing of the Company's obligations under the Agreement; or

(v) failure of the Company (A) to advance expenses to or for the benefit of Executive pursuant to a request made by Executive in conformity with the provisions of any indemnity agreement between the Company and Executive or (B) to indemnify Executive pursuant to the provisions of any indemnity agreement between Company and Executive or any charter or the bylaw provisions; or

(vi) the failure of the Company to continue to provide Executive with office space, related facilities, and support personnel (including, but not limited to, administrative and secretarial assistance) that are both commensurate with the office or position and Executive's responsibilities to and position with the Company prior to a Change in Control and not materially dissimilar to the office space, related facilities, and support personnel provided to other key executive officers of the Company; or

(vii) the Company notifies Executive of the Company's intention not to observe or perform one or more of the obligations of the Company under this Agreement.

                                                                 EXHIBIT 10.14.3
                               HOWELL CORPORATION
                         DEFERRED COMPENSATION AGREEMENT



      THIS DEFERRED COMPENSATION AGREEMENT (the "Agreement"), dated as of December 1, 2001 ("Effective Date"), is by and between Howell Corporation, a Delaware corporation (the "Company"), and Allyn R. Skelton, II (the "Executive").

                               WITNESSETH THAT:

      In consideration of the agreements hereinafter contained the parties hereto agree as follows:

I.    Employment.  Until  Executive's  employment with the Company  terminates,
      ----------
      the Company agrees to employ the Executive and the Executive agrees to be employed by the Company.

II. Benefits. In addition to the base salary, equity based compensation and other benefits provided to Executive by the Company in consideration of his employment, Executive may earn up to $450,000 ("Maximum Benefit Amount") during a forty-nine (49) month period commencing on the Effective Date ("Measurement Period"). The "Benefit" to be paid Executive under this Agreement is calculated as follows:

A.    At the end of each calendar year during the  Measurement  Period  (except for any calendar year in which occurs or follows a Change in Control as defined in Section 3), the Compensation Committee of the Board of Directors of the Company ("Committee") shall evaluate the Company's performance for such calendar year using criteria as it may determine from time to time in its sole discretion. The Committee shall give the Company a rating of either 1, 2, 3, 4, or 5 for such calendar year based on its evaluation, and such rating shall be given by the Committee in its sole discretion. For each rating made by the Committee, the Executive shall earn a percentage ("Percentage") of the Maximum Benefit Amount as set forth in the following schedule:

                Rating             Percentage
                ------             ----------
                  1                 33-1/3%
                  2                   25%
                  3                   20%
                4 or 5                 0%

B.    In each calendar year, the Committee shall add the Percentages  earned by the Executive for the current calendar year and each of the prior calendar years during the Measurement Period. If the sum of such Percentages equals or exceeds 100%, the Company shall pay Executive the Maximum Benefit Amount in one lump sum payment no later than the business day coincident with or immediately preceding the March 15 following the end of such calendar year. If at the end of Measurement Period, the Executive is not entitled to any Benefit set forth in the preceding sentence, then the Company shall pay Executive no later than the business day coincident with or immediately preceding the March 15 following the end of the
           Measurement Period an amount in one lump sum payment equal to the sum of the Percentages earned during the Measurement Period multiplied by the Maximum Benefit Amount. Upon any of the payments set forth in this Section 2(b) being made, this Agreement shall terminate, and the Company shall have no further obligations hereunder. Notwithstanding anything in this Section to the contrary, for any calendar year during the Measurement Period except the last, if the sum of the Percentages earned does not exceed 100%, the Company shall pay no Benefit hereunder.

C.    Except as  otherwise  provided in this  Section  2(c),  if,  prior to the
           March 15 on which a payment is to be made to Executive as set forth in Section 2(b) above, the Executive's employment terminates, the Company shall be obligated to make such payment to the Executive or his beneficiary as set forth in Section 6. If, prior to the March 15 on which a payment is to be made to Executive as set forth in
           Section 2(b) above, the Executive's employment is terminated by the Company "For Cause" (as defined below) or if the Executive voluntarily terminates his employment with the Company, this Agreement shall immediately terminate, and the Company shall have no further obligations hereunder, including the payment of all or any portion of the Maximum Benefit Amount.

           As used in this Agreement, the term "For Cause" means (i) willful misconduct by Executive of his duties as an employee, officer or director of the Company, (ii) gross neglect by Executive of his duties as an employee, officer or director of the Company, which continues for more than thirty (30) days after Executive's receipt of written notice from the Board to Executive specifically identifying the gross negligence of Executive and directing Executive to discontinue the same, (iii) the conviction of the Executive of a crime constituting a felony, or (iv) the commission by Executive of an act, other than an act taken in good faith within the course and scope of Executive's employment, which is directly detrimental to the Company and exposes the Company to material liability.

III.  Change in Control.
      -----------------

A. If the Executive is not otherwise due and owed the Maximum Benefit Amount pursuant to Section 2(b), then upon the occurrence of a Change in Control (as defined below in Section 3) during the Measurement Period, the Company or its successor shall pay to the Executive the Maximum Benefit Amount as follows:

1. Within fifteen (15) days of the occurrence of a Change in Control, the Company or its successor shall pay Executive an amount in one lump sum payment equal to the sum of the Percentages earned (as provided in Section 2) prior to the Change in Control multiplied by the Maximum Benefit Amount.

2.    If the Company or its successor  terminates  the  Executive's  employment for any reason other than For Cause or if the Executive voluntarily terminates his employment with the Company for "Good Reason" (as defined in Exhibit "A" attached hereto), the Company or its successor shall pay the Executive an amount in one lump sun payment equal to the Maximum Benefit Amount less the amount (if any) paid under Section 3(a)(i) above, within fifteen (15) days of the occurrence of such termination of employment.

3. If the Executive remains employed by the Company or its successor until the last day of the Measurement Period, the Company or its successor shall pay the Executive an amount in one lump sum payment equal to the Maximum Benefit Amount less the amount (if any) paid under Section 3(a)(i) above, no later than the business day coincident with or immediately preceding the March 15 following the end of such calendar year.

4. If, prior to the last day of the Measurement Period, the Executive's employment is terminated by the Company or its successor For Cause or the Executive voluntarily terminates his employment with the Company or its successor other than for Good Reason, this Agreement shall immediately terminate, and the Company or its successor shall have no further obligation hereunder, including the payment of all or any portion of the Maximum Benefit Amount.

5. Upon any of the payments set forth in Sections 3(a)(ii) and (iii) above being made, this Agreement shall terminate, and the Company or its successor thereto shall have no further obligations hereunder.

B.    As used herein,  the term "Change in Control"  shall mean the  occurrence with respect to the Company of any of the following events:

1.    a report  on  Schedule  13D is filed  with the  Securities  and  Exchange
             Commission (the "SEC") pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of 40% or more of the outstanding shares of common stock of the Company or the combined voting power of the then outstanding securities of the Company;

2.           a report is filed by the Company disclosing a response to either
             Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, Item 1 of Form 8-K promulgated under the Exchange Act, or any successor or similar reporting requirement hereafter promulgated by the SEC;

3.    any  person,  entity or group  (within the  meaning of  Section 13(d)  or
             14(d) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), shall purchase securities pursuant to a tender offer or exchange offer to acquire any common stock of the Company (or securities convertible into common stock) for cash, securities or any other consideration, provided that after consummation of the offer, the person, entity or group in question is the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of 40% or more of the combined voting power of the then outstanding securities of the Company (as determined under paragraph (d) of Rule 13d-3 promulgated under the Exchange Act, in the case of rights to acquire common stock);

4.    the stockholders of the Company shall approve:

a.    any merger, consolidation, or reorganization of the Company:

i.    in which the Company is not the continuing or surviving corporation;

ii.   pursuant  to  which  shares  of  common  stock  of the  Company  would be converted into cash, securities or other property;

iii.  with  a  corporation  which  prior  to  such  merger,  consolidation,  or reorganization owned 20% or more of the combined voting power of the then outstanding securities of the Company; or

iv.   in which the Company will not survive as an  independent,  publicly owned corporation;

b.    any sale,  lease,  exchange or other  transfer (in one  transaction  or a series of related transactions) of all or substantially all the assets of the Company; or

c.    any liquidation or dissolution of the Company;

5.    the  stockholders  of the Company shall approve a merger,  consolidation, reorganization, recapitalization, exchange offer, purchase of assets or other transaction after the consummation of which any person, entity or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act) would own beneficially in excess of 40% of the outstanding shares of common stock of the Company or in excess of 40% of the combined voting power of the then outstanding securities of the Company; or

6. during any period of two consecutive years, the individuals who at the beginning of such period constituted the Board cease for any reason to constitute a majority of the Board, unless the election or nomination for election by the Company's stockholders of each new director during any such two-year period was approved by the vote of two-thirds of the directors then still in office who were directors at the beginning of such two-year period.


IV.   No  Funding  Requirement.  Nothing  contained  in this  Agreement  and no
      ------------------------
      action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Executive, his designated beneficiary or any other person. Any funds which may be invested under the provisions of this Agreement shall continue for all purposes to be a part of the general funds of the Company and no person other than the Company shall by virtue of the provisions of this Agreement have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

V. Non-Alienation. The right of the Executive or any other person to the payment of the Benefit or other benefits under this Agreement shall not be assigned, transferred, pledged or encumbered except by will or by the laws of descent and distribution.

VI.   Beneficiaries.  If the Board of Directors  of the Company  (the  "Board")
      -------------
      shall find that any person to whom any payment is payable under this Agreement is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Board to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Board may determine. Any such payment shall be a complete discharge of the liabilities of the Company under this Agreement.

VII.  Miscellaneous.
      -------------

A.    Nothing  contained  herein  shall be  construed  as  conferring  upon the
           Executive the right to continue in the employ of the Company as an executive or in any other capacity.

B. The Benefit payable under this Agreement shall not be deemed salary or other compensation to the Executive for the purpose of computing benefits to which he may be entitled under any pension plan or other arrangement of the Company for the benefit of its employees.

C.    The  Committee   shall  have  full  power  and  authority  to  interpret,
           construe,   and  administer   this  Agreement  and  the  Committee's
           interpretations and construction thereof, shall be binding and conclusive on all persons for all purposes. No member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement unless attributable to his own willful misconduct or lack of good faith.


D. Any questions as to whether and when there has been a termination of employment and the cause of such termination shall be determined by the Committee, and its determination shall be final.

E.    This  Agreement  shall be  binding  upon and inure to the  benefit of the
           Company, its successors and assigns, and the Executive and his heirs, executors, administrators, and legal representatives.

F.    This Agreement  shall be construed in accordance with and governed by the law of the State of Delaware.


      In WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officers and has hereunto set his hand as of the date first above written.

                          HOWELL CORPORATION


                          /s/ DONALD W. CLAYTON
                          -------------------------------
                          Donald W. Clayton
                          Chairman of the Board of Directors


                          EXECUTIVE


                          /s/ ALLYN R. SKELTON, II
                          --------------------------
                          Allyn R. Skelton, II

                                      EXHIBIT A

                               GOOD REASON TERMINATION


           For all purposes of this Exhibit A, Company shall include any successor thereto. As used in the Agreement, the term "Good Reason" means a determination by Executive that any one or more of the following events has occurred:

(i) a material diminution in the nature of Executive's office or position, including, but not limited to, his authorities, duties, responsibilities or status (including offices, titles or reporting requirements), from those in effect prior to a Change in Control; or

(ii) the relocation of Executive's place of employment to a location in excess of fifty (50) miles from the place of Executive's employment prior to a Change in Control, except for required travel on Company business to an extent substantially equivalent to Executive's business travel obligations prior to a Change in Control; or

(iii) any reduction by the Company of Executive's Base Salary, or a material reduction in his bonus, profit sharing or other incentive benefits, from those in effect prior to a Change in Control; or

(iv) the failure by the Company to increase Executive's Base Salary in a manner consistent (both as to frequency and percentage increase) with
           (A) the Company's practices in effect prior to a Change in Control with respect to similarly positioned employees or (B) the Company's practices implemented subsequent to the Change in Control with respect to similarly positioned employees, whichever is more favorable to Executive; or

(v)   the  failure  of  the   Company  to   continue   in  effect   Executive's
           participation in (A) the Company's employee benefit plans, programs, arrangements and policies, at a level substantially equivalent in value to and on a basis consistent with the relative levels of participation of other similarly positioned employees, as in effect prior to a Change in Control or (B) the Company's employee benefit plans, programs, arrangements, and policies implemented subsequent to the Change in Control with respect to similarly positioned employees, whichever is more favorable to Executive; or

(vi) the failure of the Company to obtain from a successor (including a successor to a material portion of the business or assets of the Company) a satisfactory assumption in writing of the Company's obligations under the Agreement; or

(viii) failure of the Company (A) to advance expenses to or for the benefit of Executive pursuant to a request made by Executive in conformity with the provisions of any indemnity agreement between the Company and Executive or (B) to indemnify Executive pursuant to the provisions of any indemnity agreement between Company and Executive or any charter or the bylaw provisions; or

(ix) the failure of the Company to continue to provide Executive with office space, related facilities, and support personnel (including, but not limited to, administrative and secretarial assistance) that are both commensurate with the office or position and Executive's responsibilities to and position with the Company prior to a Change in Control and not materially dissimilar to the office space, related facilities, and support personnel provided to other key executive officers of the Company; or

(x) the Company notifies Executive of the Company's intention not to observe or perform one or more of the obligations of the Company under this Agreement.



















                                         A-2